UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53528	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2018, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), exercised its option to extend the term of the lease of the Bank’s branch office located at Route 378 & Colesville Road in Lower Saucon Township, Pennsylvania for an additional five years.  The new term continues through August 16, 2024.  In connection with this extension, the Bank entered into a Lease Amendment (the “Amendment”) with Pierpont Slater Properties providing for a reduction in the annual rent escalator from 2.75% under the original lease to 1.5%.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Lease Amendment dated December 28, 2018 by and between Embassy Bank for the Lehigh Valley and Pierpont Slater Properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date:	December 31, 2018	By:	/s/ Judith A. Hunsicker

		Name:	Judith A. Hunsicker
		Title:	First Executive Officer,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Lease Amendment dated December 28, 2018 by and between Embassy Bank for the Lehigh Valley and Pierpont Slater Properties.